WADDELL & REED ADVISORS FUNDS

Supplement dated May 4, 2009
to the
Advisors Fixed Income and Money Market Funds Prospectus dated January 31, 2009

On October 3, 2008, the Board of Directors of Waddell & Reed Advisors Cash Management, Inc. (the Board) approved the participation by Waddell & Reed Advisors Cash Management (Fund) in the initial three-month term of the U.S. Department of the Treasury's (Treasury) Temporary Guarantee Program for Money Market Funds (Program).

On November 24, 2008, the Treasury announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009, and subsequently announced the additional extension of the Program through September 18, 2009. The Board of Trustees of Waddell & Reed Advisors Funds, the successor to the Fund, unanimously approved the Fund's continued participation in the Program through those extensions. Other than extending the Program's expiration date and charging an additional fee, the extensions do not change any of the terms of the Program which are described below.

Subject to certain conditions and limitations, in the event that the market-based net asset value per share of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the market-based net asset value per share fell below $0.995. The Program applies only to shareholders of record who maintain a positive account balance in the Fund from the close of business on September 19, 2008 through the date on which the Fund's market-based net asset value per share falls below $0.995.

The Program is funded from assets in the Exchange Stabilization Fund (ESF). Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this supplement, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Fund's participation in the initial three months of the Program (that is, until December 18, 2008) required a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. The Fund's participation in each program extension (that is, until April 30, 2009, and thereafter until September 18, 2009) required a payment to the U.S. Department of the Treasury in the amount of 0.015% based on the net asset value of the Fund as of September 19, 2008. This expense is borne by the Fund without any regard to any expense limitation currently in effect for the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE